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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 7, 2004
Date of Report (date of earliest event reported)

Overstock.com, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6322 South 3000 East, Suite 100
Salt Lake City, Utah 84121
(Address of principal executive offices)

(801) 947-3100
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Item 7. Exhibits.

  (c)
  Exhibits

  99.1
  Press Release dated June 7, 2004

Item 9. Regulation FD Disclosure.

        On June 7, 2004, Overstock.com, Inc. (the "Company") issued a press release announcing that the underwriters of the Company's recent underwritten registered public offering of 1,200,000 shares of its common stock had elected to exercise their over-allotment option to purchase an additional 100,000 shares of common stock from the Company. The text of the press release is included as an exhibit to this Current Report on Form 8-K.

        Neither the filing of any press release as an exhibit to this Current Report on Form 8-K nor the inclusion in such press release of a reference to the Company's Internet address shall, under any circumstances, be deemed to incorporate the information available at such Internet address into this Current Report on Form 8-K. The information available at the Company's Internet address is not part of this Current Report on Form 8-K or any other report filed by the Company with the Securities and Exchange Commission.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OVERSTOCK.COM, INC.
By:	/s/ DAVID K. CHIDESTER David K. Chidester Vice President, Finance
Date: June 7, 2004

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EXHIBIT INDEX

Exhibit Number		Description
(c	)	Exhibits
99.1		Press Release dated June 7, 2004.

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  Item 7. Exhibits.
  Item 9. Regulation FD Disclosure.
SIGNATURE
EXHIBIT INDEX